American Century World Mutual Funds, Inc. Statement of Additional Information Supplement
Supplement dated August 5, 2016 ■ Statement of Additional Information dated March 29, 2016

The following is added to the Foreign Securities section as the last paragraph on page 9 of the Statement of Additional Information:

Sanctions. The U.S. may impose economic sanctions against companies in various sectors of certain countries. This could limit a fund's investment opportunities in such countries, impairing the fund’s ability to invest in accordance with its investment strategy and/or to meet its investment objective. For example, a fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a fund to freeze its existing investments in sanctioned companies, prohibiting the fund from selling or otherwise transacting in these investments. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact a fund.

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